UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2018

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 1, 2018, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “Core revenues” and “Core segment income (loss)”, defined as revenues and segment income (loss) for the Company and its Engineered Solutions segment excluding the results of the South African projects and the SPX Heat Transfer business ("Heat Transfer"). During the second quarter of 2018, as a continuation of our strategic shift away from the power generation end markets, the Company initiated a plan to wind-down Heat Transfer. The Company anticipates completing the wind-down of Heat Transfer by the end of the first quarter of 2019. Both the South African projects and Heat Transfer have a finite life and thus, are expected to have a diminishing impact on the Company's and the Engineered Solutions segment's operating results over the long term. As such, the Company’s management believes it is useful to investors to disclose revenues and segment income (loss) without the results of the South African projects and Heat Transfer to provide investors with metrics that the Company’s management uses to measure the overall performance of its core businesses. Additionally, during the three and nine months ended September 29, 2018, the Company included an adjustment to Core segment income (loss) for the exclusion of non-recurring charges associated with (i) the step-up of inventory (to fair value) acquired in connection with the Schonstedt and Cues' acquisitions that were completed on March 1, 2018, and June 7, 2018, respectively, and (ii) amortization expense associated with the backlog intangible asset acquired in connection with the Cues' acquisition. Further, during 2017, we included an adjustment to Core segment income (loss) associated with the exclusion of a non-recurring gain on a contract settlement within our Engineered Solutions segment. Core revenues and Core segment income (loss) do not provide investors with an accurate measure of, and should not be used as substitutes for, the Company’s revenues and operating income (loss) and the Engineered Solutions segment’s revenues and income (loss) as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure for the three months ended September 29, 2018 regarding adjusted segment income for the Company’s Detection and Measurement segment, defined as segment income for its Detection and Measurement segment excluding the inventory step-up charges and backlog amortization noted above. Adjusted segment income for the Detection and Measurement segment does not provide investors with an accurate measure of, and should not be used as a substitute for, income of the Detection and Measurement segment as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding adjusted operating income (loss) and adjusted earnings (loss) per share, defined as operating income (loss) and diluted net income (loss) per share from continuing operations excluding the following items: (a) results of the South African projects, (b) results of Heat Transfer, (c) non-service pension and postretirement expense (income), (d) acquisition related charges, (e) a non-recurring gain on a contract settlement (see above), (f) a loss on the sale of the Company’s Dry Cooling business, and (g) the removal of certain other discrete tax benefits, as applicable, as well as (h) the income tax impact of items (a) through (f). In addition to the Company’s South African projects and Heat Transfer, as described above, the Company’s management views the impact related to each of the other items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement expense (income) are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. The Company believes adjusted operating income (loss) and adjusted earnings (loss) per share, when read in conjunction with operating income (loss) and diluted net income (loss) per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income (loss) and adjusted earnings (loss) per share as measures of the Company’s performance. The adjusted operating income (loss) and adjusted earnings (loss) per share measures do not provide investors with an accurate measure of the actual operating income (loss) and diluted net income (loss) per share from continuing operations reported by the Company and should not be considered as substitutes for operating income (loss) and diluted net income (loss) per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions/divestitures, as applicable. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions/divestitures, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding free cash flow from (used in) continuing operations, defined as net cash from (used in) continuing operations less capital expenditures of continuing operations. The Company’s management believes that free cash flow from (used in) continuing operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the cash flow available to fund such things as mandatory and discretionary debt reduction, equity repurchases, and acquisitions or other strategic investments. Free cash flow from (used in) continuing operations is not a measure of financial performance under GAAP. This measure should not be considered a substitute for net cash flow from (used in) continuing operations, as determined in accordance with GAAP, but rather should be used in combination with cash flows from (used in) operating activities as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of these numbers to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued November 1, 2018, furnished solely pursuant to Item 2.02 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: November 1, 2018	By:	/s/ Scott W. Sproule
Scott W. Sproule
Vice President, Chief Financial Officer and
Treasurer